EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Broadview Media, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended March 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: April 13, 2007

/s/ Terry L. Myhre
Terry L. Myhre
Chief Executive Officer

/s/ H. Michael Blair
H. Michael Blair
Chief Financial Officer